UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 12, 2004

                           TASKER CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                       000-32019               88-0426048
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

                      100 Mill Plain Rd., Danbury, CT 06811
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (203) 546-3555

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT
ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      In January 2004, Robert D. Jenkins joined us as Chief Financial Officer. From September 1996 to December 2004, Mr. Jenkins was the Chief Financial Officer to the owner of The River Cafe, The Water Club, Pershing Square Cafe and Laura Belle. Mr. Jenkins spent approximately 17 years of his career with Cadbury Beverages where he served as chief financial and administrative officer for its international division. During his tenure at Cadbury, he was responsible for strategic planning, financial reporting, business integration and restructuring, tax strategy and was a member of its Executive Board of Management and Corporate Finance Committee. Mr. Jenkins also served as Vice President of international finance and administration for the Snapple Beverage Corporation, during which he developed businesses in more than 35 countries within a 15-month period, and oversaw negotiations with distributors and co-packers, supervised financial reporting, human resources, logistics and legal support. Mr. Jenkins received his MBA with an accounting focus from the University of Tennessee and a Bachelor of Science degree in accounting from the University of Arizona.

Item 9.01 Financial Statements and Exhibits.

(a)   Financial statements of business acquired.

      Not applicable.

(b)   Pro forma financial information.

      Not applicable.

(c)   Exhibits.

      Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TASKER CAPITAL CORPORATION


                                    By: /s/ Robert Appleby
                                       -----------------------------------------
                                            Robert Appleby, President

Dated: January 12, 2005